TAXES ON INCOME	12 Months Ended
Dec. 31, 2024
Disclosure Of Income Taxes [Abstract]
TAXES ON INCOME
NOTE 13 – TAXES ON INCOME

a.	Corporate taxation

The taxable income of BioLineRx Ltd. is taxed at the standard Israeli corporate tax rate, which was 23% for all years included in these financial statements. The taxable income of BioLineRx USA, Inc. is subject to a federal tax rate of 21%.

b.	Tax loss carryforwards

As of December 31, 2024, the tax loss carryforwards of BioLineRx Ltd. were approximately $343 million. The tax loss carryforwards have no expiration date.

c.	Tax assessments

In accordance with Israeli tax regulations, the tax returns filed by BioLineRx Ltd. through the 2020 tax year are considered final.

d.	Theoretical taxes

The Company has not recognized any deferred tax assets in the financial statements, as it does not expect to generate taxable income in the foreseeable future. The reported tax on the Company’s income before taxes differs from the theoretical amount that would arise using the weighted average tax rate applicable to income of the consolidated entities as follows:

	Year ended December 31,
	2022		2023		2024
		in USD		in USD		in USD
		thousands		thousands		thousands
Loss before taxes	23.0%	(24,951)	23.0%	(60,614)	23.0%	(9,221)

Theoretical tax benefit		(5,739)		(13,941)		(2,121)
Disallowed deductions (tax exempt income):
Loss (gain) on adjustment of warrants to fair value		(1,478)		2,542		(4,056)
Share-based compensation		516		534		261
Impairment of intangible asset		-		1,542		232
Other		11		11		11
Increase in taxes for tax losses and timing differences incurred in the reporting year for which deferred taxes were not created		6,690		9,312		5,673
Taxes on income for the reported year		-		-		-